UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Act of 1934

Date of Report (Date of earliest event reported): December 1, 2006

Omega Protein Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-14003	76-0562134
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2101 CityWest Blvd, Bldg. 3, Suite 500 Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

(713) 623-0060

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 1, 2006, Zapata Corporation (“Zapata”), the 33% stockholder of Omega Protein Corporation, a Nevada corporation (the “Company”), entered into a Stock Purchase Agreement with certain purchasers (the “Purchasers”) pursuant to which Zapata sold 5,232,708 shares (the “Shares”) of the Company’s common stock, par value $.01 per share (the “Common Stock”), held by Zapata to the Purchasers in a private transaction. The sale transaction closed on December 4, 2006. As a result of the sale transaction, Zapata no longer beneficially owns any shares of Common Stock and the Company’s option to purchase shares of Common Stock held by Zapata was terminated.

In connection with the sale transaction, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Purchasers, which provides registration rights with respect to the Shares purchased in the sale transaction. The Company is generally required to file a resale shelf registration statement to register the resale of the Shares under the Securities Act of 1933, as amended (the “Securities Act”) within 30 days of the closing of the sale transaction and to have the registration statement declared effective by the SEC within 90 days after the closing of the sale transaction (120 days after the closing of the sale transaction in the event that the registration statement has not been declared effective through no fault of the Company). The Company is generally subject to specified penalties in the event the registration statement is not timely filed or declared effective or if the Company does not maintain the effectiveness of the registration statement. The Company is entitled to be reimbursed by Zapata for such penalties in certain circumstances. The Company is subject to certain covenants under the terms of the Registration Rights Agreement, including the requirement that the registration statement be kept effective for resale of the Shares until the earlier of (i) the date on which all shares of Common Stock covered by the registration statement have been sold, and (ii) the date on which all shares of Common Stock covered by the registration statement may be sold pursuant to Rule 144(k) of the Securities Act. In certain situations, the Company is required to indemnify the Purchasers, including without limitation, for certain liabilities under the Securities Act. The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of business acquired

None.

(b)	Pro Forma Financial Information

None.

(c)	Shell Company Transactions

None.

(d)	Exhibits

10.1 Registration Rights Agreement dated as of December 1, 2006, between Omega Protein Corporation and certain purchasers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Omega Protein Corporation

Dated: December 4, 2006	/s/ John D. Held
John D. Held
Executive Vice President, General Counsel and Secretary